UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2017

Akorn, Inc.
(Exact name of registrant as specified in charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1925 W. Field Court, Suite 300, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 24, 2017, Akorn, Inc. (“Akorn”) entered into an Agreement and Plan of Merger (the “merger agreement”) with Fresenius Kabi AG, a German stock corporation (“Fresenius Kabi”), Quercus Acquisition, Inc., a Louisiana corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA, a German partnership limited by shares (“Fresenius Parent”).   Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into Akorn (the “merger”), with Akorn surviving the merger as a subsidiary of Fresenius Kabi.

Since the April 24, 2017 announcement of the merger agreement, six putative class action complaints have been filed in the United States District Court for the Middle District of Louisiana (the “Louisiana Court”) against Akorn and its directors and, in the case of certain of the complaints, Fresenius Kabi and Akorn’s CEO.  The six complaints are captioned as follows:  Robert Berg v. Akorn, Inc., et al., Case No. 3:17-cv-00350 (filed June 2, 2017), Jorge Alcarez v. Akorn, Inc., et al., Case No. 3:17-cv-00359 (filed June 7, 2017), Shaun A. House v. Akorn, Inc., et al., Case No. 3:17-cv-00367 (filed June 12, 2017), Sean Harris v. Akorn, Inc. et al., Case No. 3:17-cv-00373 (filed June 14, 2017), Robert Carlyle v. Akorn, Inc. et al., Case No. 3:17-cv-00389 (filed June 20, 2017) and Demetrios Pullos v. Akorn, Inc. et al., Case No. 3:17-cv-00395 (filed June 22, 2017) (collectively, the “Federal Merger Litigation”).  The plaintiffs in the Federal Merger Litigation (the “Federal plaintiffs”), who purport to be Akorn stockholders, generally allege that Akorn’s definitive proxy statement filed with the Securities and Exchange Commission on June 15, 2017 (the “proxy statement”) omitted certain material information in connection with the merger.  The Federal plaintiffs seek various remedies, including, among other things, injunctive relief to prevent the consummation of the merger unless certain allegedly material information is disclosed, an award of damages and an award of attorneys’ fees and expenses.  On July 5, 2017, the Louisiana Court granted a motion by the defendants to change the venue of the Federal Merger Litigation from the Louisisana Court to the United States District Court for the Northern District of Illinois.

Akorn believes that the claims asserted in the Federal Merger Litigation are without merit and no supplemental disclosure is required under applicable law.  However, in order to avoid the risk of the Federal Merger Litigation delaying or adversely affecting the merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Akorn has determined to voluntarily supplement the proxy statement as described in this Current Report on Form 8-K.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.  To the contrary, Akorn specifically denies all allegations in the Federal Merger Litigation that any additional disclosure was or is required.

Separately, since the April 24, 2017 announcement of the merger agreement, three putative class and derivative actions have been filed in the Circuit Court of Cook County, Illinois, County Department, Chancery Division against the directors of the Company, Fresenius Kabi, Fresenius Parent and Merger Sub.  The three complaints are captioned as follows:  Robert J. Shannon, Jr. v. Fresenius Kabi AG, et al., Case No. 2017-CH-06322 (filed May 2, 2017), Daniel Ochoa v. John N. Kapoor, et al., Case No. 2017-CH-06928 (filed May 16, 2017) and Felix Glaubach v. Fresenius Kabi AG et al., Cash No. 2017-CH-08916 (filed June 27, 2017) (collectively, the “Illinois Merger Litigation”).  The plaintiffs in the Illinois Merger Litigation (the “Illinois plaintiffs”), who purport to be Akorn stockholders, generally allege, among other things, that in pursuing the merger, the directors of the Company breached their fiduciary duties to the Company and its shareholders by, among other things, agreeing to enter into the merger agreement for an allegedly unfair price and as the result of an allegedly deficient process.  The Illinois plaintiffs also allege that Fresenius Kabi, Fresenius Parent and Merger Sub aided and abetted the other defendants’ alleged breaches of their fiduciary duties.  The Illinois plaintiffs seek, among other things, to enjoin the transactions contemplated by the merger agreement or, in the alternative, to recover monetary damages.

Akorn does not expect the disclosure in this Current Report on Form 8-K to materially affect the proceedings in respect of the Illinois Merger Litigation, which are likely to continue.  Akorn believes that the claims asserted in the Illinois Merger Litigation are without merit and intends to vigorously defend them.

These supplemental disclosures will not affect the merger consideration to be paid to shareholders of Akorn in connection with the merger or the timing of the special meeting of the shareholders of Akorn scheduled for July 19, 2017, at 10:00 a.m. local time, at 1925 West Field Court, Suite 300, Lake Forest, Illinois 60045.  The Akorn board of directors continues to unanimously recommend that you vote “FOR” the proposal to approve the merger agreement and “FOR” the other proposals being considered at the special meeting.

Supplemental Disclosures to Proxy Statement in Connection with the Federal Merger Litigation

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the proxy statement and should be read in conjunction with the disclosures contained in the proxy statement, which in turn should be read in its entirety.  To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the proxy statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the proxy statement.  All page references are to the proxy statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the proxy statement.

The disclosure in the section entitled “The Merger” under the heading “Background of the Merger”, beginning on page 26 of the proxy statement, is hereby amended by:

Deleting the last sentence of the second full paragraph on page 34.

Amending and restating the fourth full  paragraph on page 34 under the heading “Background of the Merger” as follows (with new text in underline):

On April 2, 2017, Dr. Kapoor and Mr. Sturm had a call to discuss the price per Company common share that Fresenius Kabi would willing to pay.  Mr. Sturm conveyed that Fresenius Kabi would be willing to pay $34.00 per Company common share based on the transaction structure and deal terms that had been negotiated with Fresenius Kabi since March 25, 2017.  Mr. Sturm also expressed that Fresenius Kabi possibly could be willing to (i) pay $33.00 per Company common share plus a CVR providing for a further cash payment of up to $2.00 per share in cash linked to meeting the deadline set by the U.S. Food and Drug Administration for compliance with certain product serialization requirements (the “serialization deadline”) and achieving certain, unspecified, product sales targets or (ii) pay $34.50 per share if Dr. Kapoor committed to personally invest $200 million in Fresenius Parent at or after closing the transaction between the Company and Fresenius Kabi.  Mr. Sturm did not provide any details on the timing of payment or the metrics to be achieved in order for the Company’s shareholders to obtain the additional value provided by the CVR..  After April 2, 2017, there were no further discussions of any investment by Dr. Kapoor in Fresenius Parent (including the investments suggested by Mr. Sturm on March 30, 2017 and April 2, 2017, or any other potential investment), and no agreement with respect to any such investment was ever entered into and no investment was ever made.

Later on April 2, 2017, the Company held a meeting of the Board, with representatives of the Company’s management, J.P. Morgan and Cravath participating. At the meeting, Dr. Kapoor and Mr. Rai updated the Board on the current status of the discussions with Fresenius Kabi, including the ongoing negotiations of the price per Company common share that Fresenius Kabi would be willing to pay, including that Fresenius Kabi had shortly before the Board meeting expressed a willingness to pay $34.00 per Company common share. Dr. Kapoor and Mr. Rai also explained to the Board that Fresenius Kabi had expressed a possible willingness to (i) pay $33.00 per Company common share plus a CVR providing for a further cash payment of up to $2.00 per share in cash linked to meeting the serialization deadline and achieving certain, unspecified, product sales targets or (ii) pay $34.50 per share if Dr. Kapoor committed to personally invest $200 million in Fresenius Parent at or after closing the transaction between the Company and Fresenius Kabi. Mr. Rai explained that Fresenius Kabi had not provided any details on the timing of payment or the metrics to be achieved in order for the Company’s shareholders to obtain the additional value provided by the CVR. After discussion by the Board and Company management of Fresenius Kabi’s offer to pay $34.00 per Company common share and the alternative proposals put forth by Fresenius Kabi, including as to (i) the legal and commercial uncertainty and risk related to the timing of payment of the CVR and the metrics to be achieved in order for the Company’s shareholders to obtain the additional value provided by the CVR and (ii) the lack of specificity of the investment proposal and the legal risks and other uncertainties related to the timing and structure of this proposal, with advice from J.P. Morgan and Cravath, the Board authorized and directed Dr. Kapoor to attempt to get Fresenius Kabi to agree to a price in excess of $34.00 per Company common share but also concluded that it would be in the best interest of the Company and its shareholders to proceed expeditiously with finalizing the definitive documentation for a transaction at a price of $34.00 per Company common share if Fresenius Kabi was not willing to improve its price further.

The disclosure in the section entitled “The Merger” under the heading “Reasons for the Merger”, beginning on page 36 of the proxy statement, is hereby amended by:

Adding the following paragraph after the first full paragraph on page 40:

The Board also was aware of and considered the likely effect of the potential merger with Fresenius Kabi on the previously disclosed derivative lawsuits in which putative shareholders seek to litigate on behalf of the Company claims for alleged breaches of fiduciary duty by certain directors and officers or former officers of the Company, to which claims the Board assigned no value based on the conclusions and recommendations of the special committee of the Board that had conducted an inquiry into related shareholder demand allegations.

The disclosure in the section entitled “The Merger” under the heading “Financial Forecasts”, beginning on page 45 of the proxy statement, is hereby amended by

Replacing the last paragraph on page 48 and the bullet points on page 49 under the heading “Financial Forecasts” with the following:

The following tables present the reconciliations to the GAAP measure net income of the non-GAAP financial measures EBITDA, EBIT, NOPAT and unlevered free cash flow, which non-GAAP financial measures were included in the Financial Forecasts.  The non-GAAP financial measures included in the Financial Forecasts should not be considered in isolation from, or as a substitute for, the GAAP measures presented in the reconciliations below. The non-GAAP financial measures as used in the Financial Forecasts may not be comparable to similarly-titled measures used by other companies.  Due to rounding conventions, the amounts in the following tables differ in minor respects from certain amounts shown in the November 2016 Management Case and the March 2017 Management Case.

The reconciliations set forth below speak only as of the date of the November 2016 Management Case and the March 2017 Management Case, as applicable, and have not been updated to reflect any circumstances or events occurring since the preparation of such Financial Forecasts.  Some or all of the estimates and assumptions underlying the amounts provided in the reconciliations below have changed since the date the applicable Financial Forecasts were prepared, such changes are not reflected in the reconciliations provided below and actual results will differ from such amounts.  The Company is unable to estimate certain amounts and accordingly has assumed such amounts to be zero, as explained further below.  The information presented in the reconciliations set forth below is not indicative of the Company’s expected performance for fiscal year 2017 or any subsequent fiscal year and is being included solely to provide a quantitative reconciliation of the non-GAAP financial measures included in the Financial Forecasts to the most comparable GAAP financial measures. The Company undertakes no, and expressly disclaims any, duty to update or revise any of the information contained in the Financial Forecasts or the reconciliations set forth below to reflect circumstances or events existing since the date of the applicable Financial Forecasts or to reflect the actual results for any fiscal period that has been completed since the date of the applicable Financial Forecasts, even in the event that any or all of the underlying estimates or assumptions are shown to be incorrect.

The Company does not have a reasonable basis to predict the timing, value or nature of any merger-related costs, purchase price accounting effects, amortization expense of acquisition-related intangibles, asset impairment charges, amounts related to securities litigation and governmental investigations, restructuring charges or gains or losses relating to sales of assets.  These items cannot be reliably quantified due to the combination of variability and volatility of such components and may, depending on the size of the components, have a significant impact on the reconciliation.  Accordingly, the Company has assumed that the value of these reconciling items is zero for purposes of the reconciliations set forth below. If these items could be quantified, they may be significant for the following reasons:

●
The Company may make one or more acquisition during the periods covered by the November 2016 Management Case and the March 2017 Management Case, any of which would likely have a significant impact on the Company’s merger-related costs and purchase price accounting. Recent acquisitions by the Company have ranged from $28.5 million to approximately $650 million. The Company does not have a reasonable basis to predict the timing, value or nature of any future potential acquisitions which could have a probable material impact on these reconciling items;

●
Certain of the Company’s assets may be significantly impaired over the periods covered by the November 2016 Management Case and the March 2017 Management Case. The Company does not have a reasonable basis to predict the timing, amount and nature of any future potential impairment charges which could have a probable material impact on this reconciling item;

●
Amounts related to securities litigation and governmental investigations are contingent on the initiation of such litigation or investigations by shareholders or the applicable governmental entities, both of which are outside the Company’s control. As a result, the Company does not have a reasonable basis to predict the timing, amount or nature of any potential charges that could impact this reconciling item;

●
As a result of restructuring activities that may be undertaken by the Company during the periods covered by the November 2016 Management Case and the March 2017 Management Case, the Company would likely incur significant charges. The Company may in the future determine to exit certain facilities and/or restructure its operations, each of those decisions being independent from one another. The amount and timing of the restructuring charges (and any reversals of charges recorded in prior periods) associated with these activities are wholly dependent upon the nature and timing of those restructuring activities. Restructuring charges could include, among other things, headcount reductions and associated severance and benefits costs, exit costs associated with closing office space or other locations and other contract cancellation charges, all of which are highly dependent upon the details of the particular restructuring activity. Estimating future restructuring charges (and reversals of charges) would require the Company to speculate about the occurrence and timing of future restructuring activities, which are both inherently uncertain; and

●
The Company may sell assets over the periods covered by the November 2016 Management Case and the March 2017 Management Case and the gain or loss on such sales may be significant. Gains or losses on such sales have been inconsistent in amount and frequency, and future gains or losses will be significantly impacted by the timing and nature of the Company’s decisions to conduct sales of its assets. Estimating future gains and losses would therefore require the Company to speculate about the timing of these future asset sales and the assets involved in any such sales, both of which are inherently uncertain. It would be impracticable to quantify with any reasonable reliability the book value of the relevant assets and the value to be received for such assets in order to determine the associated amount of the gain or loss on such sale.

Reconciliation from Net Income to EBITDA
November 2016 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$236	$266	$292	$319	$333	$340	$346	$352	$349	$344
Stock-based compensation expense	16	17	17	18	19	20	21	21	22	22
Interest Expense	49	49	49	49	49	49	49	49	49	49
Taxes	139	157	171	172	179	184	187	189	189	185
Depreciation	25	32	37	41	35	36	37	39	40	41
Amortization	66	66	66	66	66	66	66	66	66	66
EBITDA	$532	$587	$632	$665	$680	$695	$706	$715	$715	$707

Reconciliation from Net Income to EBIT
November 2016 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$236	$266	$292	$319	$333	$340	$346	$352	$349	$344
Stock-based compensation expense	16	17	17	18	19	20	21	21	22	22
Interest Expense	49	49	49	49	49	49	49	49	49	49
Taxes	139	157	171	172	179	184	187	189	189	185
EBIT	$440	$489	$529	$558	$580	$593	$603	$611	$609	$600

Reconciliation from Net Income to NOPAT
November 2016 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$236	$266	$292	$319	$333	$340	$346	$352	$349	$344
Interest Expense	49	49	49	49	49	49	49	49	49	49
Tax Impact on Interest Expense	(18)	(18)	(18)	(17)	(17)	(17)	(17)	(17)	(17)	(17)
NOPAT	$267	$298	$322	$351	$364	$373	$379	$383	$382	$376

Reconciliation from Net Income to Unlevered Free Cash Flow
November 2016 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$236	$266	$292	$319	$333	$340	$346	$352	$349	$344
Interest Expense	49	49	49	49	49	49	49	49	49	49
Tax Impact on Interest Expense	(18)	(18)	(18)	(17)	(17)	(17)	(17)	(17)	(17)	(17)
Depreciation	25	32	37	41	35	36	37	39	40	41
Amortization	66	66	66	66	66	66	66	66	66	66
Capital expenditures	(75)	(55)	(45)	(45)	(35)	(35)	(35)	(35)	(35)	(35)
Changes in net working capital	11	(25)	(22)	(61)	(27)	(26)	(25)	(24)	(18)	(14)
Unlevered Free Cash Flow	$294	$315	$358	$351	$403	$414	$422	$429	$435	$434

Reconciliation from Net Income to EBITDA
March 2017 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$138	$206	$244	$270	$290	$304	$314	$319	$318	$308
Stock-based compensation expense	12	17	17	18	19	20	21	21	22	22
Interest Expense	37	49	49	49	49	49	49	49	49	49
Taxes	81	122	143	145	156	164	170	172	171	166
Depreciation	19	32	37	41	35	36	37	39	40	41
Amortization	49	66	66	66	66	66	66	66	66	66
EBITDA	$336	$492	$555	$589	$615	$639	$657	$665	$665	$652

Reconciliation from Net Income to EBIT
March 2017 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$138	$206	$244	$270	$290	$304	$314	$319	$318	$308
Stock-based compensation expense	12	17	17	18	19	20	21	21	22	22
Interest Expense	37	49	49	49	49	49	49	49	49	49
Taxes	81	122	143	145	156	164	170	172	171	166
EBIT	$268	$394	$453	$482	$514	$537	$554	$561	$560	$545

Reconciliation from Net Income to NOPAT
March 2017 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$138	$206	$244	$270	$290	$304	$314	$319	$318	$308
Interest Expense	37	49	49	49	49	49	49	49	49	49
Tax Impact on Interest Expense	(14)	(18)	(18)	(17)	(17)	(17)	(17)	(17)	(17)	(17)
NOPAT	$161	$238	$274	$302	$322	$336	$347	$351	$350	$340

Reconciliation from Net Income to Unlevered Free Cash Flow
March 2017 Management Case
(Dollars in millions)
Fiscal Year ending December 31,

	2017E	2018E	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E

Net Income	$138	$206	$244	$270	$290	$304	$314	$319	$318	$308
Interest Expense	37	49	49	49	49	49	49	49	49	49
Tax Impact on Interest Expense	(14)	(18)	(18)	(17)	(17)	(17)	(17)	(17)	(17)	(17)
Depreciation	19	32	37	41	35	36	37	39	40	41
Amortization	49	66	66	66	66	66	66	66	66	66
Capital expenditures	(56)	(55)	(45)	(45)	(35)	(35)	(35)	(35)	(35)	(35)
Changes in net working capital	1	(5)	(28)	(59)	(25)	(24)	(23)	(22)	(16)	(7)
Unlevered Free Cash Flow	$174	$275	$304	$305	$362	$379	$392	$398	$404	$405

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Akorn, Inc. (“Akorn”) by Fresenius Kabi AG (“Fresenius Kabi”). In connection with the proposed acquisition, Akorn has filed relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Akorn’s definitive proxy statement. Akorn filed its definitive proxy statement with the SEC on June 15, 2017 and mailed it to holders of Akorn common shares beginning on June 19, 2017. Shareholders of Akorn are urged to read all relevant documents filed or to be filed with the SEC, including Akorn’s definitive proxy statement, because they contain or will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the proxy statement and other documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Akorn at http://investors.akorn.com/phoenix.zhtml?c=78132&p=irol-sec or by directing a request to (847) 279-6162 or investor.relations@akorn.com.

Participants in the Solicitation

Akorn and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Akorn in favor of the proposed transaction.  Information about Akorn’s directors and executive officers is set forth in Akorn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 1, 2017, and the definitive proxy statement relating to the proposed transaction, which was filed with the SEC on June 15, 2017. Information concerning the interests of Akorn’s participants in the solicitation, which may, in some cases, be different than those of Akorn’s shareholders generally, is set forth in the materials filed by Akorn with the SEC, including the definitive proxy statement.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Akorn and its subsidiaries to differ materially from those indicated by such forward-looking statements.  These factors include, but are not limited to, (i) the risk that the proposed merger with Fresenius Kabi may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Fresenius Kabi by Akorn’s shareholders; (iii) the possibility that competing offers or acquisition proposals for Akorn will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement dated April 24, 2017, among Akorn, Fresenius Kabi, Quercus Acquisition, Inc. and, solely for purposes of Article VIII thereof, Fresenius SE & Co. KGaA (the “Merger Agreement”), including in circumstances which would require Akorn to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Akorn’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Akorn’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability and (ix) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as filed with the Securities and Exchange Commission on March 1, 2017) and in Part II, Item 1A, “Risk Factors” of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 (as filed with the Securities and Exchange Commission on May 4, 2017) and other risk factors identified herein or from time to time in our filings with the Securities and Exchange Commission. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements.  These forward-looking statements are based on information, plans and estimates at the date of this report. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

Date: July 10, 2017	By:	/s/ Duane A. Portwood
Name: Duane A. Portwood
Title: Chief Financial Officer